                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)       JUNE 27, 2005
                                                     ---------------------------

                                W. R. GRACE & CO.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         1-13953                                        65-0773649
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(Commission File Number)                       (IRS Employer Identification No.)

            7500 GRACE DRIVE
           COLUMBIA, MARYLAND                                 21044
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (410) 531-4000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 1.01     Entry into a Material Definitive Agreement

     On June 27, 2005, the U.S. Bankruptcy Court for the District of Delaware
approved a consulting agreement dated April 27, 2005 between W. R. Grace & Co.
and W. R. Grace & Co.-Conn. (collectively, "Grace") and David B. Siegel, who retired as Senior Vice President, General Counsel and Chief Restructuring
Officer of Grace on April 26, 2005. The agreement provides for Mr. Siegel to provide consulting services to Grace on pending litigation and Chapter 11 reorganization matters. Under the agreement, Mr. Siegel would be paid $37,500 per month (i.e., $450,000 per year) based on working 900 hours per year. In the event he works more than 900 hours in a year, he would be paid $500 for each additional hour. During the period of the agreement, Mr. Siegel also will retain use of his company-provided car and have access to a computer, business telephone and administrative support. The agreement may be terminated by Grace or Mr. Siegel at any time upon 60 days' written notice. The agreement is attached as Exhibit 10.1 to this Report.

Item 9.01      Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit No.

     10.1 David B. Siegel Consulting Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                   W. R. GRACE & CO.
                                                -----------------------
                                                      (Registrant)

                                                By    /s/ Mark A. Shelnitz
                                                   -----------------------
                                                         Mark A. Shelnitz
                                                             Secretary
Dated:  June 28, 2005